UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report (Date of earliest event reported) July 24, 1998
(July 22, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


          Maryland                                  43-179877
(State or other jurisdiction    (Commission     (I.R.S. Employer
    of Incorporation)           File Number)  Identification No.)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri    64105
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code(816) 472-1700



_________________________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release on July 22, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing the deal to acquire megaplex theatre property operated by Regal Cinemas.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.         Description

     99             Press Release, issued July 22, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST


                              By:  /s/ R. Scott Christian
                                   R. Scott Christian, Treasurer

Date:  July 24, 1998